              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Preliminary Additional Materials
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6 (e) (2) )
[X]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.149-11 ( c) or Section
      240.14a-12

                  Morgan Stanley Municipal Premium Income Trust
         ---------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                               LouAnne D. McInnis
                      ------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
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     how it was determined.

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4)   Date Filed:

                 MORGAN STANLEY MUNICIPAL PREMIUM INCOME TRUST

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 15, 2004

     The Annual Meeting of Shareholders of MORGAN STANLEY MUNICIPAL PREMIUM
INCOME TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the North
Conference Room, 5th Floor, 1221 Avenue of the Americas, New York, New York
10020, on December 15, 2004 at 9:00 a.m., New York City time, for the following purposes:

      1. To elect two Trustees to serve until the year 2007 Annual Meeting or, until their successors shall have been elected and qualified; and

      2. To transact such other business as may properly come before the
    Meeting or any adjournment thereof.

     Shareholders of record as of the close of business on October 28, 2004 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy
Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                MARY E. MULLIN,
                                   Secretary

November 10, 2004
New York, New York

                                   IMPORTANT

   YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP
 LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU
 ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE
 ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE
 MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED
 STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE
 TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS
 CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                                MORGAN STANLEY
                        MUNICIPAL PREMIUM INCOME TRUST

             1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020

                             --------------------
                                PROXY STATEMENT
                             --------------------
                        ANNUAL MEETING OF SHAREHOLDERS

                               DECEMBER 15, 2004

     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of MORGAN STANLEY MUNICIPAL PREMIUM
INCOME TRUST (the "Trust"), for use at the Annual Meeting of Shareholders of
the Trust to be held on December 15, 2004 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about November 11, 2004.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares
("Shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by shareholders of the Trust
("Shareholders") will be voted for each of the nominees for election as
Trustee. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust
(whether by mail or, as discussed below, by touchtone telephone or the
Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     Shareholders of record of the Trust as of the close of business on October
28, 2004, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On the
Record Date there were outstanding 18,554,158 Common Shares of beneficial interest and 1,000 Preferred Shares of beneficial interest of the Trust, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley
Investment Advisors" or the "Investment Adviser"), Morgan Stanley Trust (the
"Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley
Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, the Trust may employ Alamo Direct Mail
Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. The Trust may also employ Alamo or D.F. King & Co., Inc. ("D.F. King")
as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Alamo or D.F.
King, the Trust would pay the solicitor a project management fee not to exceed
$3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting
Information Card accompanying this Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

     In certain instances, the Transfer Agent, Alamo and/or D.F. King may call
Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate
Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions.
To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a
Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to reminder calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephone vote by Alamo or D.F. King, approximate additional expenses range between $3.75 and $6.00 per telephone vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by the Trust.

     Only one copy of this Proxy Statement will be delivered to multiple
Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders. Upon written or oral request, we will deliver a separate copy of this Proxy Statement to a Shareholder at a shared address to which a single copy of this Proxy Statement was delivered and provide instructions as to how a Shareholder can notify us that they wish to receive a separate copy of our Proxy Statement. Should any Shareholder wish to receive a separate Proxy Statement or should Shareholders sharing an address wish to receive a single proxy statement in the future, please contact (800)
869-NEWS (toll-free).

                             ELECTION OF TRUSTEES

     The number of Trustees has been fixed by the Trustees, pursuant to the
Trust's Declaration of Trust, at nine. Two of the Trustees (Edwin J. Garn and
Michael E. Nugent) are standing for election at this Meeting to serve until the year 2007 Annual Meeting, in accordance with the Trust's Declaration of Trust, as amended and are to be elected by the holders of the Common Shares and
Preferred Shares voting together as a single class.

     Seven of the current nine Trustees (Michael Bozic, Edwin J. Garn, Wayne E.
Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus
Reid) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of
1940, as amended (the "1940 Act"). The other two current Trustees, Charles A.
Fiumefreddo and James F. Higgins, are "Interested Trustees," that is, Trustees who are "interested persons" (as that term is defined in the 1940 Act) of the
Trust and Morgan Stanley Investment Advisors and thus, are not Independent
Trustees. The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving or, in the case

of the nominees for positions as Independent Trustees, by the Independent
Trustees now serving. All of the Trustees, have previously been elected by the
Shareholders of the Trust.

     The nominees of the Board of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: Edwin J.
Garn and Michael E. Nugent. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of an Independent Trustee nominee, as the Independent
Trustees of the Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows no reason why any of said nominees would be unable or unwilling to accept nomination or election. The election of the nominees requires the approval of a majority of the shares of the Trust represented and entitled to vote at the
Meeting.

     Pursuant to the provisions of the Trust's Declaration of Trust (Section
2.2, as amended), the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of the three classes will expire each year.

     The Board of Trustees previously has determined that any nominee for election as Trustee will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I-Messrs. Bozic,
Fiumefreddo and Higgins; Class II-Messrs. Hedien, Johnson, Kearns and Reid; and
Class III-Messrs. Garn and Nugent. Any nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In accordance with the above, the Class III Trustees are standing for election at this Meeting and, if elected, will serve until the year 2007 Annual Meeting or until their successors shall have been elected and qualified.

     The Board of the Trust consists of nine trustees. These same individuals also serve as directors or trustees for all of the funds advised by the
Investment Adviser (the "Retail Funds") and certain of the funds advised by
Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the
"Institutional Funds"). The table below sets forth the following information as of October 28, 2004 regarding the nominees for election as Trustee, and each of the other Trustees (both the Independent Trustees and the Interested Trustees), as well as the executive officers of the Trust, and each of their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex
(defined below) overseen by each Trustee or nominee Trustee, and other directorships, if any, held by the Trustees. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to,
Morgan Stanley Investment Management Inc.).

INDEPENDENT TRUSTEES

                                 POSITION(S)     LENGTH OF
    NAME, AGE AND ADDRESS OF      HELD WITH        TIME
      INDEPENDENT TRUSTEE         THE TRUST       SERVED*
------------------------------- ------------- --------------

Michael Bozic (63)              Trustee       Since
c/o Kramer Levin                              April 1994
Naftalis & Frankel LLP
Counsel to the
Independent Trustees
919 Third Avenue
New York, NY 10022-3902

Edwin J. Garn (72)              Trustee       Since
c/o Summit Ventures LLC                       January 1993
One Utah Center
201 South Main Street
Salt Lake City, UT 84111-2215

Wayne E. Hedien (70)            Trustee       Since
c/o Kramer Levin                              September
Naftalis & Frankel LLP                        1997
Counsel to the
Independent Trustees
919 Third Avenue
New York, NY 10022-3902

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                              FUND
                                                                             COMPLEX
    NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN      OTHER DIRECTORSHIPS HELD
      INDEPENDENT TRUSTEE                     PAST 5 YEARS                 BY TRUSTEE            BY TRUSTEE
------------------------------- ---------------------------------------- -------------- ---------------------------

Michael Bozic (63)              Private Investor; Director or Trustee    208            Director of Weirton Steel
c/o Kramer Levin                of the Retail Funds (since April 1994)                  Corporation.
Naftalis & Frankel LLP          and the Institutional Funds (since
Counsel to the                  July 2003); formerly Vice Chairman of
Independent Trustees            Kmart Corporation
919 Third Avenue                (December 1998-October 2000),
New York, NY 10022-3902         Chairman and Chief Executive Officer
                                of Levitz Furniture Corporation
                                (November 1995-November 1998) and
                                President and Chief Executive Officer
                                of Hills Department Stores
                                (May 1991-July 1995); formerly
                                variously Chairman, Chief Executive
                                Officer, President and Chief Operating
                                Officer (1987-1991) of the Sears
                                Merchandise Group of Sears,
                                Roebuck & Co.

Edwin J. Garn (72)              Managing Director of Summit              208            Director of Franklin
c/o Summit Ventures LLC         Ventures LLC; Director or Trustee of                    Covey (time management
One Utah Center                 the Retail Funds (since January 1993)                   systems), BMW Bank of
201 South Main Street           and the Institutional Funds (since                      North America, Inc.
Salt Lake City, UT 84111-2215   July 2003); member of the Utah                          (industrial loan
                                Regional Advisory Board of Pacific                      corporation), United
                                Corp., formerly United States Senator                   Space Alliance (joint
                                (R-Utah) (1974-1992) and Chairman,                      venture between Lockheed
                                Senate Banking Committee                                Martin and the Boeing
                                (1980-1986), Mayor of Salt Lake City,                   Company) and Nuskin
                                Utah (1971-1974), Astronaut, Space                      Asia Pacific (multilevel
                                Shuttle Discovery (April 12-19, 1985),                  marketing); member of the
                                and Vice Chairman, Huntsman                             board of various civic and
                                Corporation (chemical company).                         charitable organizations.

Wayne E. Hedien (70)            Retired; Director or Trustee of the      208            Director of The PMI
c/o Kramer Levin                Retail Funds (since September 1997)                     Group Inc. (private
Naftalis & Frankel LLP          and the Institutional Funds (since                      mortgage insurance);
Counsel to the                  July 2003); formerly associated with                    Trustee and Vice
Independent Trustees            the Allstate Companies (1966-1994),                     Chairman of The Field
919 Third Avenue                most recently as Chairman of                            Museum of Natural
New York, NY 10022-3902         The Allstate Corporation                                History; director of
                                (March 1993-December 1994) and                          various other business and
                                Chairman and Chief Executive Officer                    charitable organizations.
                                of its wholly-owned subsidiary,
                                Allstate Insurance Company
                                (July 1989-December 1994).

----------
*     The dates referenced below indicating commencement of service as
      Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or
      Institutional Funds, as applicable.

                               POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF     HELD WITH        TIME
     INDEPENDENT TRUSTEE        THE TRUST       SERVED*
----------------------------- ------------- --------------

Dr. Manuel H. Johnson (55)    Trustee       Since
c/o Johnson Smick                           Inception of
International, Inc.                         the Trust
2099 Pennsylvania Avenue
N.W.
Suite 950
Washington, D.C. 20006

Joseph J. Kearns (62)         Trustee       Since July
c/o Kearns & Associates LLC                 2003
PMB754
23852 Pacific Coast
Highway
Malibu, CA 90265

Michael E. Nugent (68)        Trustee       Since
c/o Triumph Capital, L.P.                   Inception of
445 Park Avenue                             the Trust
New York, NY 10022

Fergus Reid (72)              Trustee       Since
c/o Lumelite Plastics                       July 2003
Corporation
85 Charles Colman Blvd.
Pawling, NY 12564

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN      OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                     PAST 5 YEARS                 BY TRUSTEE            BY TRUSTEE
----------------------------- ----------------------------------------- -------------- ----------------------------

Dr. Manuel H. Johnson (55)    Senior Partner, Johnson Smick             208            Director of NVR, Inc.
c/o Johnson Smick             International, Inc., a consulting firm;                  (home construction);
International, Inc.           Chairman of the Audit Committee                          Chairman and Trustee of
2099 Pennsylvania Avenue      and Director or Trustee of the Retail                    the Financial Accounting
N.W.                          Funds (since July 1991) and the                          Foundation (oversight
Suite 950                     Institutional Funds (since July 2003);                   organization of the
Washington, D.C. 20006        Co-Chairman and a founder of the                         Financial Accounting
                              Group of Seven Council (G7C), an                         Standards Board);
                              international economic commission;                       Director of RBS
                              formerly Vice Chairman of the Board                      Greenwich Capital
                              of Governors of the Federal Reserve                      Holdings (financial holding
                              System and Assistant Secretary of the                    company).
                              U.S. Treasury.

Joseph J. Kearns (62)         President, Kearns & Associates LLC        209            Director of Electro Rent
c/o Kearns & Associates LLC   (investment consulting); Deputy                          Corporation (equipment
PMB754                        Chairman of the Audit Committee                          leasing), The Ford Family
23852 Pacific Coast           and Director or Trustee of the Retail                    Foundation, and the
Highway                       Funds (since July 2003) and the                          UCLA Foundation.
Malibu, CA 90265              Institutional Funds (since August
                              1994); previously Chairman of the
                              Audit Committee of the Institutional
                              Funds (October 2001-July 2003);
                              formerly CFO of the J. Paul Getty
                              Trust.

Michael E. Nugent (68)        General Partner of Triumph Capital,       208            Director of various
c/o Triumph Capital, L.P.     L.P., a private investment partnership;                  business organizations.
445 Park Avenue               Chairman of the Insurance Committee
New York, NY 10022            and Director or Trustee of the Retail
                              Funds (since July 1991) and the
                              Institutional Funds (since July 2001);
                              formerly Vice President, Bankers
                              Trust Company and BT Capital
                              Corporation (1984-1988).

Fergus Reid (72)              Chairman of Lumelite Plastics             209            Trustee and Director of
c/o Lumelite Plastics         Corporation; Chairman of the                             certain investment
Corporation                   Governance Committee and Director                        companies in the
85 Charles Colman Blvd.       or Trustee of the Retail Funds (since                    JPMorgan Funds complex
Pawling, NY 12564             July 2003) and the Institutional Funds                   managed by J.P. Morgan
                              (since June 1992).                                       Investment Management
                                                                                       Inc.

----------
*     The dates referenced below indicating commencement of service as
      Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or
      Institutional Funds, as applicable.

INTERESTED TRUSTEES

                                POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH        TIME
      MANAGEMENT TRUSTEE         THE TRUST       SERVED*
------------------------------ ------------- --------------

Charles A. Fiumefreddo (71)    Chairman of   Since
c/o Morgan Stanley Trust       the Board     Inception of
Harborside Financial Center,   and Trustee   the Trust
Plaza Two,
Jersey City, NJ 07311

James F. Higgins (56)          Trustee       Since June
c/o Morgan Stanley Trust                     2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN       OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                     PAST 5 YEARS                 BY TRUSTEE             BY TRUSTEE
------------------------------ ---------------------------------------- -------------- -----------------------------

Charles A. Fiumefreddo (71)    Chairman and Director or Trustee of      208            None.
c/o Morgan Stanley Trust       the Retail Funds (since July 1991) and
Harborside Financial Center,   the Institutional Funds (since
Plaza Two,                     July 2003); formerly Chief Executive
Jersey City, NJ 07311          Officer of the Retail Funds (until
                               September 2002).

James F. Higgins (56)          Director or Trustee of the Retail        208            Director of AXA
c/o Morgan Stanley Trust       Funds (since June 2000) and the                         Financial, Inc. and The
Harborside Financial Center,   Institutional Funds (since July 2003);                  Equitable Life Assurance
Plaza Two,                     Senior Advisor of Morgan Stanley                        Society of the United
Jersey City, NJ 07311          (since August 2000); Director of the                    States (financial services).
                               Distributor and Dean Witter Realty
                               Inc.; previously President and Chief
                               Operating Officer of the Private
                               Client Group of Morgan Stanley
                               (May 1999-August 2000), and
                               President and Chief Operating Officer
                               of Individual Securities of Morgan
                               Stanley (February 1997-May 1999).

----------
*     The dates referenced below indicating commencement of service as
      Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or
      Institutional Funds, as applicable.

OFFICERS OF THE TRUST

                                   POSITION(S)
   NAME, AGE AND ADDRESS OF         HELD WITH             LENGTH OF
      EXECUTIVE OFFICER             THE TRUST            TIME SERVED*
----------------------------- --------------------- ---------------------

Mitchell M. Merin (51)        President             Since May 1999
1221 Avenue of the Americas
New York, NY 10020

Barry Fink (49)               Vice President        Since February 1997
1221 Avenue of the Americas
New York, NY 10020

Ronald E. Robison (65)        Executive Vice        Since April 2003
1221 Avenue of the Americas   President and
New York, NY 10020            Principal Executive
                              Officer

Joseph J. McAlinden (61)      Vice President        Since July 1995
1221 Avenue of the Americas
New York, NY 10020

   NAME, AGE AND ADDRESS OF
      EXECUTIVE OFFICER                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------- ---------------------------------------------------------------

Mitchell M. Merin (51)        President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas   Investment Management Inc.; President, Director and Chief
New York, NY 10020            Executive Officer of the Investment Adviser and Morgan
                              Stanley Services; Chairman and Director of the Distributor;
                              Chairman and Director of the Transfer Agent; Director of
                              various Morgan Stanley subsidiaries; President of the
                              Institutional Funds (since July 2003) and President of the
                              Retail Funds (since May 1999); Trustee (since July 2003) and
                              President (since December 2002) of the Van Kampen
                              Closed-End Funds; Trustee (since May 1999) and President
                              (since October 2002) of the Van Kampen Open-End Funds.

Barry Fink (49)               General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas   (since December 2000) of Morgan Stanley Investment
New York, NY 10020            Management; Managing Director (since December 2000),
                              Secretary (since February 1997) and Director (since
                              July 1998) of the Investment Adviser and Morgan Stanley
                              Services; Assistant Secretary of Morgan Stanley DW; Vice
                              President of the Institutional Funds (since July 2003); Vice
                              President of the Retail Funds; Managing Director, Secretary
                              and Director of the Distributor; previously Secretary
                              (February 1997-July 2003) and General Counsel (February
                              1997-April 2004) of the Retail Funds; Vice President and
                              Assistant General Counsel of the Investment Adviser and
                              Morgan Stanley Services (February 1997-December 2001).

Ronald E. Robison (65)        Principal Executive Officer -- Office of the Funds (since
1221 Avenue of the Americas   November 2003); Managing Director of Morgan Stanley &
New York, NY 10020            Co. Incorporated, Morgan Stanley Investment Management
                              Inc. and Morgan Stanley; Managing Director, Chief
                              Administrative Officer and Director of the Investment
                              Adviser and Morgan Stanley Services; Chief Executive
                              Officer and Director of the Transfer Agent; Managing
                              Director and Director of the Distributor, Executive Vice
                              President and Principal Executive Officer of the Institutional
                              Funds (since July 2003) and the Retail Funds (since April
                              2003); Director of Morgan Stanley SICAV (since May 2004);
                              previously President (March 2001-July 2003) and Director of the Retail Funds (March 2001-July 2003) and Chief Global
                              Operations Officer and Managing Director of Morgan
                              Stanley Investment Management Inc.

Joseph J. McAlinden (61)      Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas   Investment Adviser and Morgan Stanley Investment
New York, NY 10020            Management Inc.; Director of the Transfer Agent; Chief
                              Investment Officer of the Van Kampen Funds; Vice President
                              of the Institutional Funds (since July 2003) and the Retail
                              Funds (since July 1995).

----------
*     The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH             LENGTH OF
       EXECUTIVE OFFICER           THE TRUST            TIME SERVED*
------------------------------ ----------------- -------------------------

Amy R. Doberman (42)           Vice President    Since July 2004
1221 Avenue of the Americas
New York, NY 10020

Stefanie V. Chang (38)         Vice President    Since July 2003
1221 Avenue of the Americas
New York, NY 10020

Francis J. Smith (39)          Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and Chief
Harborside Financial Center,   Officer           Financial Officer since
Plaza Two,                                       September 2002
Jersey City, NJ 07311

Thomas F. Caloia (58)          Vice President    Since July 2003
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

Mary E. Mullin (37)            Secretary         Since July 2003
1221 Avenue of the Americas
New York, NY 10020

   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ --------------------------------------------------------------

Amy R. Doberman (42)           Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas    Management; Managing Director of Morgan Stanley
New York, NY 10020             Investment Management Inc. and the Investment Adviser,
                               Vice President of the Institutional and Retail Funds (since
                               July 2004); Vice President of the Van Kampen Funds;
                               previously, Managing Director and General Counsel --
                               Americas, UBS Global Asset Management (July 2000-July
                               2004) and General Counsel, Aeltus Investment Management,
                               Inc. (January 1997 - July 2000).

Stefanie V. Chang (38)         Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas    Morgan Stanley Investment Management Inc. and the
New York, NY 10020             Investment Adviser; Vice President of the Institutional Funds
                               (since December 1997) and the Retail Funds (since
                               July 2003); formerly practiced law with the New York law
                               firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (39)          Executive Director of the Investment Adviser and Morgan
c/o Morgan Stanley Trust       Stanley Services (since December 2001); previously, Vice
Harborside Financial Center,   President of the Retail Funds (September 2002-July 2003);
Plaza Two,                     Vice President of the Investment Adviser and Morgan
Jersey City, NJ 07311          Stanley Services (August 2000-November 2001) and Senior
                               Manager at PricewaterhouseCoopers LLP (January 1998-
                               August 2000).

Thomas F. Caloia (58)          Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust       Treasurer of the Investment Adviser, the Distributor and
Harborside Financial Center,   Morgan Stanley Services; previously, Treasurer of the Retail
Plaza Two,                     Funds (April 1989-July 2003); First Vice President of the
Jersey City, NJ 07311          Investment Adviser, the Distributor and Morgan Stanley
                               Services.

Mary E. Mullin (37)            Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas    Morgan Stanley Investment Management Inc. and the
New York, NY 10020             Investment Adviser; Secretary of the Institutional Funds
                               (since June 1999) and the Retail Funds (since July 2003);
                               formerly practiced law with the New York law firms of
                               McDermott, Will & Emery and Skadden, Arps, Slate,
                               Meagher & Flom LLP.

----------
*     The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in the Family of Investment Companies (Family
of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc.
and Morgan Stanley AIP GP LP) as of October 28, 2004 is shown below.

                                                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                            ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST         BY TRUSTEE IN FAMILY OF INVESTMENT
     NAME OF TRUSTEE                 (AS OF OCTOBER 28, 2004)                    COMPANIES (AS OF OCTOBER 28, 2004)
------------------------ ------------------------------------------------ -----------------------------------------------

INDEPENDENT:
Michael Bozic                                  None                                        over $100,000
Edwin J. Garn                                  None                                        over $100,000
Wayne E. Hedien                                None                                        over $100,000
Dr. Manuel H. Johnson                          None                                        over $100,000
Joseph J. Kearns(1)                            None                                        over $100,000
Michael E. Nugent                              None                                        over $100,000
Fergus Reid(1)                                 None                                        over $100,000
INTERESTED:
Charles A. Fiumefreddo                         None                                        over $100,000
James F. Higgins                               None                                        over $100,000

----------
(1)   Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
      December 31, 2003, Messrs. Kearns and Reid had deferred a total of
      $430,361 and $600,512, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust as of the record date.

THE INDEPENDENT TRUSTEES AND THE COMMITTEES

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. Seven Trustees have no affiliation or business connection with Morgan Stanley Investment Advisors or any of its affiliated persons and do not own stock or other securities issued by Morgan Stanley
Investment Advisors' parent company, Morgan Stanley. These are the
"disinterested" or "independent" Trustees. The Retail Funds seek as Independent
Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit
Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and
approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Board of Trustees of the Trust has a separately-designated standing
Audit Committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm

                                       10

and other accounting firms prior to the performance of such services; reviewing the independence of the independent registered public accounting firm;
considering the range of audit and non-audit fees; reviewing the adequacy of the Trust's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Trust has adopted a formal, written
Audit Committee Charter.

     The members of the Audit Committee of the Trust are currently Michael
Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns,
Michael E. Nugent and Fergus Reid. None of the members of the Trust's Audit
Committees is an "interested person," as defined under the 1940 Act (with such disinterested Trustees being "Independent Trustees" or individually,
"Independent Trustee"). Each Independent Trustee is also "independent" from the
Trust under the listing standards of the New York Stock Exchange, Inc. (NYSE).
The current Chairman of the Audit Committee of the Trust is Dr. Manuel H.
Johnson. The Board of Trustees has adopted a formal written charter for the
Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix
A.

     The Board of Trustees of the Trust also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Trust's Board and on committees of such Board and recommends such qualified individuals for nomination by the Trust's Independent Trustees as candidates for election as Independent Trustees, advises the Trust's Board with respect to Board composition, procedures and committees, develops and recommends to the Trust's Board a set of corporate governance principles applicable to the Trust, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trust's Board of Trustees and any Board committees and oversees periodic evaluations of the Trust's Board and its committees. The members of the Governance Committee of the Trust are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an
Independent Trustee. The current Chairman of the Governance Committee is Fergus
Reid.

     The Trust does not have a separate nominating committee. While the Trust's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Trust believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Trustees for the Trust for which the Independent Trustee serves.
Persons recommended by the Trust's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the
Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Trust's Board as they deem appropriate, they will consider nominations from Shareholders to the Board.
Nominations from Shareholders should be in writing and sent to the Independent
Trustees as described below.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trust. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. The Derivative
Committee was eliminated as of July 31, 2003.

     The following chart sets forth the number of meetings of the Board, the
Independent Trustees, the Audit Committee, the Insurance Committee and the
Governance Committee of the Trust during its most recent fiscal year. For the
2004 fiscal year, each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the time such Trustee was a member of the Board.

                                       11

   NUMBER OF RETAIL BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR

                                                         COMMITTEE
                                              RETAIL       OF THE
                                             BOARD OF   INDEPENDENT     AUDIT     INSURANCE   GOVERNANCE
                                   FISCAL    TRUSTEES     TRUSTEES    COMMITTEE   COMMITTEE   COMMITTEE
NAME OF TRUST                     YEAR-END   MEETINGS     MEETINGS     MEETINGS    MEETINGS    MEETINGS
-------------------------------- ---------- ---------- ------------- ----------- ----------- -----------

Morgan Stanley Municipal Premium
 Income Trust ..................   05/31/04        14             7            8           5           1

     For annual or special shareholder meetings, Trustees may but are not required to attend the meetings; and for the Trust's last annual shareholder meeting, no Trustees attended the meeting.

AUDIT COMMITTEE REPORT

     At a meeting held on April 21, 2004, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as defined under the 1940 Act, of the Trust acting on the recommendation of the
Audit Committee of the Trust, selected Deloitte & Touche LLP to act as the independent registered public accounting firm for the Trust for the fiscal year ending May 31, 2005.

     The Audit Committee has reviewed and discussed the financial statements of the Trust with management as well as with Deloitte & Touche LLP, the independent registered public accounting firm for the Trust. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing
Standards No. 61. Based on this review, the Audit Committee recommended to the
Board of Trustees that the Trust's audited financial statements be included in the Trust's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has
received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent registered public accounting firm their independence.

                                              The Audit Committee

                                              Dr. Manuel H. Johnson (Chairman)
                                              Joseph J. Kearns (Deputy Chairman)
                                              Michael Bozic
                                              Edwin J. Garn
                                              Wayne E. Hedien
                                              Michael E. Nugent
                                              Fergus Reid

     Representatives from Deloitte & Touche LLP are not expected to be present at the Meeting. Shareholders will have the opportunity to make a statement if they desire to do so and the representatives from Deloitte & Touche LLP are expected to be available by telephone to respond to appropriate questions.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR THE RETAIL
FUNDS AND INSTITUTIONAL FUNDS

     The Independent Trustees and the Trust's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional
Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds
tends to increase their knowledge and expertise regarding matters which

                                       12

affect the Fund Complex generally and enhances their ability to negotiate on behalf of each Fund with the Funds' service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same
Independent Trustees serve on all fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent
Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Trust's Board of Trustees. Shareholders should send communications intended for the Trust's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Trust's office or directly to such
Board member(s) at the address specified for each Trustee previously noted.
Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at the management's discretion based on the matters contained therein.

SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the
Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. As of September 30, 2004, the total value of the investments by the
Trustees and/or their spouses in shares of the Morgan Stanley Funds was approximately $32 million. This amount includes compensation deferred by the
Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

     As of the Record Date for this Meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than one percent of the Trust's shares of beneficial interest outstanding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the
Trust's executive officers and Trustees, and beneficial owners of more than 10%
of its shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Trust, the Trust believes that during the past fiscal year all of its officers, Directors and greater than 10% beneficial holders complied with all applicable filing requirements.

COMPENSATION OF TRUSTEES

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds.
In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an

                                       13

Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the Trust. The Chairman of the Audit
Committee receives an additional annual retainer fee of $60,000. Other
Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee will be paid by the Retail Funds and Institutional
Funds and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and
Institutional Funds. Mr. Fiumefreddo receives an annual fee for his services as
Chairman of the Boards of the Retail Funds and the Institutional Funds and for
administrative services provided to each Board.

     The Trust also reimburses the Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and Officers of the Trust who are or have been employed by the Investment
Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust for their services as Trustee or Officer.

     Prior to August 1, 2003, the Trust paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of
Trustees, the Independent Trustees or Committees of the Board of Trustees
attended by the Trustee (the Trust paid the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance
Committees additional annual fees of $500). With the exception of an Audit
Committee meeting, if a Board meeting and a meeting of the Independent Trustees and/or more than one Committee meeting took place on a single day, the Trustees were paid a single meeting fee by the Trust.

     Effective April 1, 2004, the Trust began an unfunded Deferred Compensation
Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of
Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible
Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the
Trust.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC
Plan amends and supersedes the Prior DC Plan and all amounts payable under the
Prior DC Plan are now subject to the terms of the DC Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior DC Plan).

     The following table illustrates the compensation paid to the Trust's
Independent Trustees by the Trust for the fiscal year ended May 31, 2004.
Messrs. Kearns and Reid began serving as Trustees of the Trust on July 31,
2003.

                                       14

                               TRUST COMPENSATION

NAME OF TRUSTEE
------------------------------------

Michael Bozic(1)(3) ................    $  450
Charles A. Fiumefreddo*(2) .........     1,582
Edwin J. Garn(1)(3) ................       450
Wayne E. Hedien(1)(2) ..............       400
James F. Higgins* ..................         0
Dr. Manuel H. Johnson(1) ...........       632
Joseph J. Kearns(1) ................       393
Michael E. Nugent(1)(2) ............       552
Fergus Reid(1)(3) ..................       393

----------
(*) Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Trust as that term is defined in the 1940 Act.

(1)   Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
      Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2)   Member of the Insurance Committee. Mr. Nugent is the Chairman of the
      Insurance Committee.

(3)   Member of the Governance Committee. Mr. Reid is the Chairman of the
      Governance Committee.

     The following table shows aggregate compensation paid to the Trustees of the Trust by the Fund Complex (which includes all of the Retail and
Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo,
Garn, Hedien, Johnson and Higgins began serving as Trustees of the
Institutional Funds on July 31, 2003 and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003 and served as Trustees of the Institutional Funds during the calendar year ended December 31, 2003.
Mr. Nugent served as Trustee of both the Institutional Funds and the Retail
Funds during the calendar year ended December 31, 2003.

                       CASH COMPENSATION FROM FUND COMPLEX

                                     NUMBER OF PORTFOLIOS      TOTAL COMPENSATION
                                      IN THE FUND COMPLEX        FROM THE FUND
                                    FROM WHICH THE TRUSTEE      COMPLEX PAYABLE
NAME OF TRUSTEE                      RECEIVED COMPENSATION        TO TRUSTEES
--------------------------------   ------------------------   -------------------

Michael Bozic ..................   208                              $164,400
Charles A. Fiumefreddo .........   208                               360,000
Edwin J. Garn ..................   208                               164,400
Wayne E. Hedien ................   208                               164,300
James F. Higgins ...............   208                                     0
Dr. Manuel H. Johnson ..........   208                               228,213
Joseph J. Kearns(1) ............   209                               166,710
Michael E. Nugent ..............   208                               277,441
Fergus Reid(1) .................   209                               149,299

----------
(1)   Includes amounts deferred at the election of the Trustees under the Prior
      DC Plan. The total amounts of deferred compensation (including interest)
      payable or accrued by Messrs. Kearns and Reid are $430,361 and $600,512,
      respectively.

                                       15

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
including the Trust, had adopted a retirement program under which an
Independent Trustee who retired after serving for at least five years as an
Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such
Eligible Trustee's retirement as shown in the table below.

     The following tables illustrate the retirement benefits accrued to the
Trust's Independent Trustees for the fiscal year ended May 31, 2004 and by the
49 Morgan Stanley Retail Funds (including the Trust) for the calendar year ended December 31, 2003, and the estimated retirement benefits for the
Independent Trustees, to commence upon their retirement, from the Trust as of
May 31, 2004 and from the 49 Morgan Stanley Retail Funds as of December 31,
2003. Messrs. Kearns and Reid did not participate in the retirement program.

                                                            ESTIMATED ANNUAL
                                   RETIREMENT BENEFITS          BENEFITS
                                   ACCRUED AS EXPENSES     UPON RETIREMENT(1)
                                  ---------------------   --------------------
                                               BY ALL       FROM      FROM ALL
                                   BY THE     ADOPTING       THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE         TRUST       FUNDS       TRUST      FUNDS
-------------------------------   --------   ----------   --------   ---------

Michael Bozic .................     $422      $19,842      $  997     $47,838
Edwin J. Garn .................      680       35,306         984      47,877
Wayne E. Hedien ...............      815       38,649         843      40,839
Dr. Manuel H. Johnson .........      410       20,125       1,451      70,050
Michael E. Nugent .............      739       36,265       1,299      62,646

------------
(1)   Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR
THE ELECTION FOR EACH OF THE TRUSTEES NOMINATED FOR ELECTION.

THE INVESTMENT ADVISER

     Morgan Stanley Investment Advisors serves as the Trust's investment adviser pursuant to an investment advisory agreement. Morgan Stanley Investment
Advisors maintains its offices at 1221 Avenue of the Americas, New York, New
York 10020. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of
Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.

     The Principal Executive Officer and Directors of Morgan Stanley Investment
Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald
E. Robison, Managing Director and Chief Administrative Officer and Barry Fink,
Managing Director and Secretary. The principal occupations of Messrs. Merin,
Robison and Fink are described under the section "Election of Trustees." The business address of the Executive Officer and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley Investment Advisors' wholly-owned subsidiary, Morgan
Stanley Services, pursuant to an Administration Agreement, serves as the
Administrator of the Trust. Morgan Stanley Investment Advisors and Morgan
Stanley Services serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address of Morgan Stanley
Services is that of Morgan Stanley Investment Advisors set forth above.

                                       16

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036.
Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

           FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT FEES

     The aggregate fees for professional services billed by Deloitte & Touche
LLP in connection with the annual audit and review of financial statements of the Trust for its fiscal years ended May 31, 2003 and May 31, 2004 were $27,560 and $28,990, respectively.

AUDIT-RELATED FEES

     The aggregate audit-related fees billed by Deloitte & Touche LLP related to the annual audit of the Trust's financial statements for the fiscal years ended May 31, 2003 and 2004 were $16,341 and $16,352, respectively, for the translation of financial statements for data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

TAX FEES

     The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for the Trust for the fiscal years ended May 31, 2003 and 2004 were $4,463 and $4,134, respectively, which represent fees paid for the review of the Federal, state and local tax returns for the Trust.

ALL OTHER FEES

     There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for the Trust for the fiscal years ended May
31, 2003 and 2004.

AUDIT COMMITTEE PRE-APPROVAL

     The Trust's Audit Committee's policy is to review and pre-approve all auditing and non-auditing services to be provided to the Trust by the Trust's independent registered public accounting firm. The Audit Committee Audit and
Non-Audit Pre-Approval Policy and Procedures requires the Trust's Audit
Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the
Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and tax services described above for which Deloitte &
Touche LLP billed the Trust's fees for the fiscal year ended May 31, 2004 were pre-approved by the Audit Committee.

AGGREGATE NON-AUDIT FEES PAID BY THE INVESTMENT ADVISER AND AFFILIATED ENTITIES

     The aggregate fees billed for professional services rendered by Deloitte &
Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under common

                                       17

control with the Investment Adviser for the fiscal years ended May 31, 2003 and
2004 amounted to approximately $3.35 million and $4.02 million, respectively.
Such services for the 2003 and 2004 fiscal years included: (i) audit-related fees of approximately $2.62 million and $3.36 million, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled
"Reports on the Processing of Transactions by Service Organizations" and (ii)
all other fees of approximately $726,000 and $653,000, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

     The Audit Committee of the Trust has considered whether the provision of non-audit services and the provision of services to affiliates of the
Investment Adviser is compatible with maintaining the independence of Deloitte
& Touche LLP.

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting. Abstentions and broker "non-votes" will not count in favor of or against any such vote for adjournment.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any proposal, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                              SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual
Meeting of Shareholders must be received no later than July 12, 2005, for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                             REPORTS TO SHAREHOLDERS

     THE TRUST'S MOST RECENT ANNUAL REPORT, FOR ITS FISCAL YEAR ENDED MAY 31,
2004, HAS BEEN PREVIOUSLY SENT TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE
UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL
CENTER, PLAZA TWO, 2ND FLOOR, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE
1-800-869-NEWS), (TOLL-FREE).

                           INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW,
Morgan Stanley Services and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this
Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this
Proxy Statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the
Trust and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                       18

                                OTHER BUSINESS

     The management knows of no other matters which may be presented at the
Meeting. However, if any matters not now known properly come before the
Meeting, it is the intention the persons named in the attached form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                       By Order of the Board of Trustees

                                 MARY E. MULLIN
                                   Secretary

                                       19

                                                                      APPENDIX A

                                 CHARTER OF THE
                                AUDIT COMMITTEE
                                     OF THE
                              MORGAN STANLEY FUNDS

     The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Investment Advisors Inc. or Morgan Stanley Services
Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit
Committee").

1. Structure and Membership Requirements:

   1.01 The Audit Committee shall consist of at least three "independent"
        directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard 303.01(2) and (3).

   1.02 Each member of the Audit Committee shall not be an "interested person"
        of the Funds, as that term is defined in Section 2(a)(19) of the
        Investment Company Act of 1940.

   1.03 Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

   1.04 At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2. Meetings:

   2.01 The Audit Committee shall meet at least twice each calendar year.

3. Duties and Powers:

   3.01 Each Fund's outside auditor is ultimately accountable to the Audit
        Committee and to the Board. The Audit Committee, subject to the Board's approval and oversight, has the authority and responsibility, to select, evaluate and, where appropriate, replace the outside auditor.
        To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

   3.02 The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

   3.03 The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

   3.04 The Audit Committee shall review the independence of the outside auditor, including:

        (a) ensuring that the outside auditor submits to the Audit Committee, at least annually, a letter delineating all relationships between the auditor and the Funds;

        (b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

                                      A-1

        (c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b) above, to the extent necessary and appropriate for the Audit Committee to satisfy itself of the outside auditor's independence.

   3.05 The Audit Committee shall oversee any other aspects of the Funds'
        audit process as it deems necessary and appropriate.

   3.06 The Audit Committee is empowered to review the Funds' system of internal controls.

   3.07 The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4. Review of Charter:

   4.01 The Audit Committee shall review and assess the adequacy of this charter annually.

   4.02 Any changes to the charter must be recommended by the Audit Committee and approved by the Board.

                                      A-2

                                                                      APPENDIX B

                       JOINT GOVERNANCE COMMITTEE CHARTER

                                     OF THE

                 MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                                                    AS ADOPTED ON JULY 31, 2003
                                                              AND AS AMENDED ON
                                                                  APRIL 22, 2004

                                      B-1

1. MISSION STATEMENT

     The Governance Committee (the "Governance Committee") is a committee of the Board of Trustees/Directors (referred to herein as the "Trustees" and collectively as the "Board") of each Fund listed in the attached Exhibit A(1).
The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the
Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.

2. COMPOSITION

     The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

     Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard
303.01 (2) and (3); (b) is a "disinterested person" as defined in Section
2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the
Funds' Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the "Independent Trustees."

3. MEETING OF THE GOVERNANCE COMMITTEE

     The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance
Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance Committee, in its
discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance
Committee requests.

     The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

4. AUTHORITY

     The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

----------
(1)  This Joint Governance Committee Charter has been adopted by each Fund.
     Solely for the sake of clarity and simplicity, this Joint Governance
     Committee Charter has been drafted as if there is a single Fund, a single
     Governance Committee and a single Board. The terms "Governance Committee,"
     "Trustees" and "Board" mean the Governance Committee, Trustees and the
     Board of each Fund, respectively, unless the context otherwise requires.
     The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

                                      B-2

5. GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

     In carrying out its duties and responsibilities, the Governance
Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

   a. Board Candidates and Nominees

      The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

      i.   evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

      ii.  recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's
           organizational documents. Persons recommended by the Governance
           Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New
           York Stock Exchange ("NYSE") as applicable to the Fund; and

      iii. review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

   b. Corporate Governance

      The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

      i. monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

         (1)   trustee/director qualification standards to reflect the
               independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX") and the rules thereunder, the Investment Company
               Act of 1940, as amended ("the 1940 Act"), and the NYSE;

         (2)   trustee/director duties and responsibilities;

         (3)   trustee/director access to management, and, as necessary and appropriate, independent advisers; and

         (4)   trustee/director orientation and continuing education;

      ii.  review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

                                      B-3

      iii. consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

   c. Periodic Evaluations

      The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance
      Committee shall establish procedures to allow it to exercise this oversight function.

      In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee
      shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

      The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the
      Board's or a Committee's policies or procedures. This report may be written or oral.

6. EVALUATION OF THE GOVERNANCE COMMITTEE

     The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance
Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the
Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

     The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance
Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.

7. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

     The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

                                      B-4

                                   EXHIBIT A

                                   FUND LIST

                                MORGAN STANLEY
                        RETAIL AND INSTITUTIONAL FUNDS
                                      AT
                                 JULY 31, 2004

RETAIL FUNDS

OPEN-END RETAIL FUNDS

TAXABLE MONEY MARKET FUNDS

1.  Active Assets Government Securities Trust ("AA Government")
2.  Active Assets Institutional Government Securities Trust ("AA Institutional
    Government")
3.  Active Assets Institutional Money Trust ("AA Institutional Money")
4.  Active Assets Money Trust ("AA Money")
5.  Morgan Stanley Liquid Asset Fund Inc. ("Liquid Asset")
6.  Morgan Stanley U.S. Government Money Market Trust ("Government Money")

TAX-EXEMPT MONEY MARKET FUNDS

7.  Active Assets California Tax-Free Trust ("AA California")
8.  Active Assets Tax-Free Trust ("AA Tax-Free")
9.  Morgan Stanley California Tax-Free Daily Income Trust ("California Tax-Free
    Daily")
10. Morgan Stanley New York Municipal Money Market Trust ("New York Money")
11. Morgan Stanley Tax-Free Daily Income Trust ("Tax-Free Daily")

EQUITY FUNDS

12. Morgan Stanley Aggressive Equity Fund ("Aggressive Equity")*
13. Morgan Stanley Allocator Fund ("Allocator Fund")*
14. Morgan Stanley American Opportunities Fund ("American Opportunities")*
15. Morgan Stanley Biotechnology Fund ("Biotechnology Fund")*
16. Morgan Stanley Capital Opportunities Trust ("Capital Opportunities")*
17. Morgan Stanley Developing Growth Securities Trust ("Developing Growth")*
18. Morgan Stanley Dividend Growth Securities Inc. ("Dividend Growth")*
19. Morgan Stanley European Growth Fund Inc. ("European Growth")*
20. Morgan Stanley Financial Services Trust ("Financial Services")*
21. Morgan Stanley Fund of Funds ("Fund of Funds")*
       o  Domestic Portfolio

22. Morgan Stanley Fundamental Value Fund ("Fundamental Value")*
23. Morgan Stanley Global Advantage Fund ("Global Advantage")*
24. Morgan Stanley Global Dividend Growth Securities ("Global Dividend
    Growth")*
25. Morgan Stanley Global Utilities Fund ("Global Utilities")*
26. Morgan Stanley Growth Fund ("Growth Fund")*
27. Morgan Stanley Health Sciences Trust ("Health Sciences")*
28. Morgan Stanley Income Builder Fund ("Income Builder")*

                                      B-5

29. Morgan Stanley Information Fund ("Information Fund")*
30. Morgan Stanley International Fund ("International Fund")*
31. Morgan Stanley International SmallCap Fund ("International SmallCap")*
32. Morgan Stanley International Value Equity Fund ("International Value")*
33. Morgan Stanley Japan Fund ("Japan Fund")*
34. Morgan Stanley KLD Social Index Fund ("KLD Social Index")*
35. Morgan Stanley Mid-Cap Value Fund ("Mid-Cap Value")*
36. Morgan Stanley Nasdaq-100 Index Fund ("Nasdaq-100")*
37. Morgan Stanley Natural Resource Development Securities Inc. ("Natural
    Resource")*
38. Morgan Stanley Pacific Growth Fund Inc. ("Pacific Growth")*
39. Morgan Stanley Real Estate Fund ("Real Estate")*
40. Morgan Stanley Small-Mid Special Value Fund ("Small-Mid Special Value")*
41. Morgan Stanley S&P 500 Index Fund ("S&P 500 Index")*
42. Morgan Stanley Special Growth Fund ("Small Cap Growth")*
43. Morgan Stanley Special Value Fund ("Special Value")*
44. Morgan Stanley Total Market Index Fund ("Total Market Index")*
45. Morgan Stanley Total Return Trust ("Total Return")*
46. Morgan Stanley Utilities Fund ("Utilities Fund")*
47. Morgan Stanley Value-Added Market Series ("Value Added")*
48. Morgan Stanley Value Fund ("Value Fund")*

BALANCED FUNDS

49. Morgan Stanley Balanced Growth Fund ("Balanced Growth")
50. Morgan Stanley Balanced Income Fund ("Balanced Income")

ASSET ALLOCATION FUND

51. Morgan Stanley Strategist Fund ("Strategist Fund")

TAXABLE FIXED-INCOME FUNDS

52. Morgan Stanley Convertible Securities Trust ("Convertible Securities")*
53. Morgan Stanley Federal Securities Trust ("Federal Securities")*
54. Morgan Stanley Flexible Income Trust ("Flexible Income")*
55. Morgan Stanley High Yield Securities Inc ("High Yield Securities")
56. Morgan Stanley Limited Duration Fund ("Limited Duration Fund")
57. Morgan Stanley Limited Duration U.S. Treasury Trust ("Limited Duration
    Treasury")
58. Morgan Stanley Quality Income Securities ("Quality Income")*
59. Morgan Stanley Total Return Income Securities Fund ("Total Return Income")*
60. Morgan Stanley U.S. Government Securities Trust ("Government Securities")*

TAX-EXEMPT FIXED-INCOME FUNDS
61. Morgan Stanley California Tax-Free Income Fund ("California Tax-Free")*
62. Morgan Stanley Limited Term Municipal Trust ("Limited Term Municipal")
63. Morgan Stanley New York Tax-Free Income Fund ("New York Tax-Free")*
64. Morgan Stanley Tax-Exempt Securities Trust ("Tax-Exempt Securities")*

                                      B-6

SPECIAL PURPOSE FUNDS
65. Morgan Stanley Select Dimensions Investment Series ("Select Dimensions")
       o  American Opportunities Portfolio
       o  Balanced Growth Portfolio
       o  Capital Opportunities Portfolio
       o  Developing Growth Portfolio
       o  Dividend Growth Portfolio
       o  Flexible Income Portfolio
       o  Global Equity Portfolio
       o  Growth Portfolio
       o  Money Market Portfolio
       o  Utilities Portfolio
       o  Value-Added Portfolio
66. Morgan Stanley Variable Investment Series ("Variable Investment")
       o  Aggressive Equity Portfolio
       o  Dividend Growth Portfolio
       o  Equity Portfolio
       o  European Growth Portfolio
       o  Global Advantage Portfolio
       o  Global Dividend Growth Portfolio
       o  High Yield Portfolio
       o  Income Builder Portfolio
       o  Information Portfolio
       o  Limited Duration Portfolio
       o  Money Market Portfolio
       o  Quality Income Plus Portfolio
       o  S&P 500 Index Portfolio
       o  Strategist Portfolio
       o  Utilities Portfolio

*- Denotes Retail Multi-Class Fund

CLOSED-END RETAIL FUNDS

TAXABLE FIXED-INCOME CLOSED-END FUNDS

67. Morgan Stanley Government Income Trust ("Government Income")
68. Morgan Stanley Income Securities Inc. ("Income Securities")
69. Morgan Stanley Prime Income Trust ("Prime Income")

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

70. Morgan Stanley California Insured Municipal Income Trust ("California
    Insured Municipal")
71. Morgan Stanley California Quality Municipal Securities ("California Quality
    Municipal")
72. Morgan Stanley Insured California Municipal Securities ("Insured California
    Securities")
73. Morgan Stanley Insured Municipal Bond Trust ("Insured Municipal Bond")
74. Morgan Stanley Insured Municipal Income Trust ("Insured Municipal Income")
75. Morgan Stanley Insured Municipal Securities ("Insured Municipal
    Securities")
76. Morgan Stanley Insured Municipal Trust ("Insured Municipal Trust")
77. Morgan Stanley Municipal Income Opportunities Trust ("Municipal
    Opportunities")

                                      B-7

78. Morgan Stanley Municipal Income Opportunities Trust II ("Municipal
    Opportunities II")
79. Morgan Stanley Municipal Income Opportunities Trust III ("Municipal
    Opportunities III")
80. Morgan Stanley Municipal Premium Income Trust ("Municipal Premium")
81. Morgan Stanley New York Quality Municipal Securities ("New York Quality
    Municipal")
82. Morgan Stanley Quality Municipal Income Trust ("Quality Municipal Income")
83. Morgan Stanley Quality Municipal Investment Trust ("Quality Municipal
    Investment")
84. Morgan Stanley Quality Municipal Securities ("Quality Municipal
    Securities")

                               INSTITUTIONAL FUNDS

OPEN-END INSTITUTIONAL FUNDS

1.  Morgan Stanley Institutional Fund, Inc. ("Institutional Fund Inc.")

     Active Portfolios:

       o  Active International Allocation Portfolio
       o  Emerging Markets Portfolio
       o  Emerging Markets Debt Portfolio
       o  Equity Growth Portfolio
       o  European Real Estate Portfolio
       o  Focus Equity Portfolio
       o  Global Franchise Portfolio
       o  Global Value Equity Portfolio
       o  International Equity Portfolio
       o  International Magnum Portfolio
       o  International Small Cap Portfolio
       o  Money Market Portfolio
       o  Municipal Money Market Portfolio
       o  Small Company Growth Portfolio
       o  U.S. Real Estate Portfolio
       o  Value Equity Portfolio

     Inactive Portfolios:

       o  Asian Equity Portfolio
       o  China Growth Portfolio
       o  Gold Portfolio
       o  Micro-Cap Portfolio
       o  Mortgage Backed Securities Portfolio
       o  Municipal Bond Portfolio
       o  U.S. Equity Portfolio

2. Morgan Stanley Institutional Fund Trust ("Institutional Fund Trust")

     Active Portfolios:

       o  Advisory Foreign Fixed Income Portfolio
       o  Advisory Foreign Fixed Income II Portfolio
       o  Advisory Mortgage Portfolio
       o  Balanced Portfolio
       o  Core Plus Fixed Income Portfolio
       o  Equity Portfolio

                                      B-8

       o  Investment Grade Fixed Income Portfolio
       o  High Yield Portfolio
       o  Intermediate Duration Portfolio
       o  International Fixed Income Portfolio
       o  Limited Duration Portfolio
       o  Mid-Cap Growth Portfolio
       o  Municipal Portfolio
       o  U.S. Core Fixed Income Portfolio
       o  U.S. Small-Cap Value Portfolio
       o  U.S. Mid-Cap Value Portfolio
       o  Value Portfolio

     Inactive Portfolios:

       o  Balanced Plus Portfolio
       o  Growth Portfolio
       o  New York Municipal Portfolio
       o  Targeted Duration Portfolio
       o  Value II Portfolio

3.  The Universal Institutional Funds, Inc. ("Universal Funds")

     Active Portfolios:

       o  Core Plus Fixed Income Portfolio
       o  Emerging Markets Debt Portfolio
       o  Emerging Markets Equity Portfolio
       o  Equity and Income Portfolio
       o  Equity Growth Portfolio
       o  Global Franchise Portfolio
       o  Global Value Equity Portfolio
       o  High Yield Portfolio
       o  International Magnum Portfolio
       o  Mid-Cap Growth Portfolio
       o  Money Market Portfolio
       o  Small Company Growth Portfolio
       o  Technology Portfolio
       o  U.S. Mid-Cap Core Portfolio
       o  U.S. Real Estate Portfolio
       o  Value Portfolio

     Inactive Portfolios:

       o  Asian Equity Portfolio
       o  Balanced Portfolio
       o  Capital Preservation Portfolio
       o  Core Equity Portfolio
       o  International Fixed Income Portfolio
       o  Investment Grade Fixed Income Portfolio
       o  Latin American Portfolio
       o  Multi-Asset Class Portfolio
       o  Targeted Duration Portfolio

                                      B-9

4. Morgan Stanley Institutional Liquidity Funds ("Liquidity Funds")

     Active Portfolios:

       o  Money Market Portfolio
       o  Prime Portfolio
       o  Tax-Exempt Portfolio

     Inactive Portfolios:

       o  Government Portfolio
       o  Government Securities Portfolio
       o  Treasury Portfolio
       o  Treasury Securities Portfolio

CLOSED-END INSTITUTIONAL FUNDS

5.  Morgan Stanley Asia-Pacific Fund, Inc. ("Asia-Pacific Fund")
6.  Morgan Stanley Eastern Europe Fund, Inc. ("Eastern Europe")
7.  Morgan Stanley Emerging Markets Debt Fund, Inc. ("Emerging Markets Debt")
8.  Morgan Stanley Emerging Markets Fund, Inc. ("Emerging Markets Fund")
9.  Morgan Stanley Global Opportunity Bond Fund, Inc. ("Global Opportunity")
10. Morgan Stanley High Yield Fund, Inc. ("High Yield Fund")
11. The Latin American Discovery Fund, Inc. ("Latin American Discovery")
12. The Malaysia Fund, Inc. ("Malaysia Fund")
13. The Thai Fund, Inc. ("Thai Fund")
14. The Turkish Investment Fund, Inc. ("Turkish Investment")

CLOSED-END HEDGE FUND

15.  Morgan Stanley Institutional Fund of Hedge Funds ("Fund of Hedge Funds")

                                      B-10

                                          YOUR PROXY VOTE IS IMPORTANT!

                                          AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                          PHONE OR THE INTERNET.

                                          IT SAVES MONEY! TELEPHONE AND INTERNET
                                          VOTING SAVES POSTAGE COSTS. SAVINGS
                                          WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                          IT SAVES TIME! TELEPHONE AND INTERNET
                                          VOTING IS INSTANTANEOUS - 24 HOURS A
                                          DAY.

                                          ITS EASY! JUST FOLLOW THESE SIMPLE
                                          STEPS:

                                          1. READ YOUR PROXY STATEMENT AND HAVE
                                          IT AT HAND.

                                          2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                          TO WEBSITE:
                                          HTTPS://VOTE.PROXY-DIRECT.COM

                                          3. FOLLOW THE RECORDED OR ON-SCREEN
                                          DIRECTIONS.

                                          4. DO NOT MAIL YOUR PROXY CARD WHEN
                                          YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY             MORGAN STANLEY MUNICIPAL PREMIUM INCOME TRUST            PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 15, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stefanie V. Chang Yu, Barry Fink, and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned fund on December 15, 2004 in the North Conference Room, 5th Floor,
1221 Avenue of the Americas, New York City, New York 10020 at 9:00 a.m., New
York City time, and at any adjournment thereof, on the proposal set forth in the
Notice of Annual Meeting dated November 10, 2004 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.

                                               VOTE VIA THE INTERNET:
                                               HTTPS://VOTE.PROXY-DIRECT.COM

                                               VOTE VIA THE TELEPHONE:
                                               1-866-241-6192

                                               ---------------------------------
                                               999 9999 9999 999
                                               ---------------------------------

                                               NOTE: Please sign exactly as your
                                               name appears on this proxy card.
                                               All joint owners should sign.
                                               When signing as executor,
                                               administrator, attorney, trustee
                                               or guardian or as custodian for a
                                               minor, please give full title as
                                               such. If a corporation, please
                                               sign in full corporate name and
                                               indicate the signer's office. If
                                               a partner, sign in the
                                               partnership name.

                                               ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Signature (if held jointly)

                                               ---------------------------------
                                               Date                  14667_MSC_C

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE:

                                                                         FOR ALL
                                                     FOR     WITHHOLD    EXCEPT
                                                     [ ]        [ ]        [ ]

1.   Election of two (2) Trustees:

     01. Edwin J. Garn          02. Michael E. Nugent

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:

                                                                   14667_MSC_A-C

-----------------------------------------------
                                                  YOUR VOTE IS IMPORTANT! PLEASE
                                                    SIGN, DATE AND RETURN YOUR
                                                         PROXY CARD TODAY